M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Dear Shareholders:

We are pleased to provide the annual report for the Municipal Partners Fund Inc. ("Fund") for the year ended December 31, 2001. Included is our market commentary, a schedule of the Fund's investments at the close of the period and audited financial statements for the year ended December 31, 2001.

The Fund distributed income dividends to common shareholders totaling $0.73 per common share during the period. The table below shows the annualized distribution rate and the 12-month total return based on the Fund's December 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price: 1

          Price                Annualized                 12-Month
        Per Share          Distribution Rate 2         Total Return 2
    -----------------      -------------------         --------------
     $14.38 (NAV)                 5.11%                     6.17%
     $12.59 (NYSE)                5.83%                    10.52%

SPECIAL NOTICE TO SHAREHOLDERS

On January 24, 2002, after the reporting period ended, Municipal Partners Fund Inc. announced a dividend from ordinary income of $0.063 per share for the months of March, April and May 2002. This represents an increase from the previous dividend of $0.0612.

INVESTMENT STRATEGY

Salomon Brothers Asset Management's ("SBAM") philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation of its management approach. SBAM's investment process begins with the Investment Policy Committee, which is comprised of senior SBAM portfolio managers across various asset classes and sectors. (Robert Amodeo represents the municipal fixed income sector as a member of the Investment Policy Committee.) The Investment Policy Committee's outlook for interest rate movements and the domestic economy are the main drivers of the Fund's top-down 3 investment decisions. SBAM then employs a bottom-up 4 approach that combines our proprietary evaluation tools with experienced judgment to identify relative value among various municipal securities.

-------------
1 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (net assets of common shareholders) by the total number of common shares outstanding. The NAV fluctuates with the changes in the market prices of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is its market price (NYSE) as determined by supply of and demand for the Fund's shares.

2 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.0612 for 12 months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that the manager believes will most likely benefit from those trends.

4 Bottom-up investing is an investing style that focuses on the fundamental strength of individual companies and municipalities.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

At December 31, 2001, the Fund's long-term holdings consisted of 58 issues throughout 26 different states. The credit quality of the portfolio remained strong, with an average rating of AA. Sector weightings were well diversified, with the greatest emphasis in water and sewer, transportation and industrial development.

MARKET REVIEW

The year began with a significant reduction in short-term interest rates by the U.S. Federal Reserve Board ("Fed"). Fearing a dramatic slowdown in the domestic economy, the Fed directed two separate 50 basis point 5 cuts in short-term interest rates at the onset of the year. Eventually, the Fed would lower short-term rates 11 times during the year, pushing the rate down to 1.75% at the end of the year, down from a high of 6.50%. We believe the Fed's monetary policy has yet to make a significant impact on domestic economic growth. However, we believe inflation remains relatively tame.

Total return for municipal bonds lagged U.S. Treasury Bonds during the year, as a heavy schedule of tax-exempt new issues prevented municipal prices from keeping pace with their taxable counterparts. State and local governments combined to issue over $286 billion of municipal debt to fund new projects and refinance outstanding issues during the year. New issue volume for 2001 was 43% higher than the prior year and reached its second highest level in history. These robust supply figures met impressive demand from retail investors as a shaky stock market, we believe, led many investors to rebalance portfolios and increase their exposure to fixed income. The individual investor was the dominant buyer for the year in the municipal bond market. Inflows into tax-exempt mutual funds were strong during the year while purchases by property and casualty insurance companies were modest.

MARKET OUTLOOK

Looking ahead, SBAM believes that the retail investor will remain a dominant player in the municipal bond market, while we anticipate mutual funds and other institutional demand will remain stable. Numerous state and local governments are reporting budgetary pressures created by a stale economy and lower tax receipts. However, many municipal authorities prepared for this economic slowdown by setting aside some of their surpluses during the tax-receipt boom years. These rainy day funds are available to soften negative impacts from lower tax receipts.

We anticipate the domestic economy will recover slowly during 2002. Accordingly, we believe that current budgetary pressures will begin to fade.

--------------
5 A basis point is 0.01% or one one-hundredth of a percent.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Finally, we would like to thank our investors for their continued confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon                    /s/ Stephen Treadway

Heath B. McLendon                        Stephen Treadway
Co-Chairman of the Board                 Co-Chairman of the Board


/s/ Robert E. Amodeo

Robert E. Amodeo
Executive Vice President


January 30, 2002


The information in this letter represents the opinion of the manager and is not intended to be a forecast of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 4 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Schedule of Investments
December 31, 2001

     FACE
    AMOUNT     RATING(a)                            Security                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
Long-Term Investments -- 99.9%
ALABAMA -- 1.0%
 $1,225,000    BBB       Courtland, AL IDB, Solid Waste Disposal Revenue, (Champion
                           International Corp. Project), Series A, 7.000% due 11/1/22 ....................      $ 1,269,896
                                                                                                                -----------

ARIZONA -- 1.5%
  1,700,000    AA        Arizona Agriculture Improvement & Power District Electric
                           System Revenue Refunding, (Salt River Project),
                           Series A, 5.250% due 1/1/06 ...................................................        1,811,452
                                                                                                                -----------

COLORADO -- 2.2%
  1,000,000    A-        Colorado Springs, COHospital Revenue, 6.375% due 12/15/30 .......................        1,034,580
  1,500,000    AAA       Denver, CO City & County School District No. 1, Series C,
                           FGIC-Insured, 5.500% due 12/1/06 ..............................................        1,629,435
                                                                                                                -----------
                                                                                                                  2,664,015
                                                                                                                -----------
DISTRICT OF COLUMBIA -- 1.7%
  2,000,000    AAA       District of Columbia Revenue, (American University),
                           AMBAC-Insured, 5.625% due 10/1/26 .............................................        2,028,720
                                                                                                                -----------

GEORGIA -- 3.3%
  4,125,000    AAA       Atlanta, GAWater &Waste Water Revenue, Series A, FGIC-Insured,
                           5.000% due 11/1/38 ............................................................        3,868,301
    170,000    AAA       Fulton County, GA Housing Authority, Single-Family Mortgage,
                           Series A, GNMA-Collateralized, 6.600% due 3/1/28 ..............................          174,381
                                                                                                                -----------
                                                                                                                  4,042,682
                                                                                                                -----------
HAWAII -- 1.7%
  2,000,000    AAA       Hawaii State Airport System Revenue Refunding, Series B,
                           FGIC-Insured, 6.000% due 7/1/19 ...............................................        2,088,280
                                                                                                                -----------

ILLINOIS -- 15.2%
  3,750,000    AAA       Chicago, IL Board of Education, (Chicago School Reform),
                           AMBAC-Insured, 5.750% due 12/1/27 .............................................        3,872,438
                        Chicago, IL Midway Airport Revenue, MBIA-Insured:
  2,000,000    AAA         Series A, 5.500% due 1/1/29 ...................................................        2,015,000
  2,000,000    AAA         Series B, 5.625% due 1/1/29 ...................................................        1,992,840
  4,500,000    AAA       Chicago, IL Refunding GO, Series A, MBIA-Insured,
                           5.000% due 1/1/41 .............................................................        4,194,630
  1,500,000    A+        Illinois Health Facilities Authority Revenue Refunding, (Lutheran
                           General Health System), Series C, 7.000% due 4/1/14 ...........................        1,734,525

---------------------------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
Page 4

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

December 31, 2001

     FACE
    AMOUNT     RATING(a)                            Security                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
ILLINOIS -- 15.2% (CONTINUED)
 $3,000,000    AAA       Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20,
                           Pre-Refunded 6/15/05 ..........................................................      $ 3,350,370
  1,250,000    AAA       University of Illinois, University Revenue Refunding, Series A,
                           AMBAC-Insured, 5.000% due 4/1/30 ..............................................        1,177,850
                                                                                                                -----------
                                                                                                                 18,337,653
                                                                                                                -----------
INDIANA -- 1.4%
  1,750,000    AAA       Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23 ...............        1,677,252
                                                                                                                -----------

IOWA -- 0.9%
  1,000,000    A1*       Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16 ...........        1,078,220
                                                                                                                -----------

KANSAS -- 1.3%
  1,430,000    AA        Kansas State Development Finance Authority, Health Facilities Revenue,
                           (Sisters of Charity), Series J, 6.250% due 12/1/28 ............................        1,507,920
                                                                                                                -----------

KENTUCKY -- 1.5%
  1,500,000    AAA       Louisville &Jefferson County, KYMetropolitan Sewer District, Sewer &
                           Drain System, Series A, FGIC-Insured, 5.000% due 5/15/30 ......................        1,427,910
    420,000    AAA       University of Kentucky, University Revenue, Series Q, FGIC-Insured,
                           5.000% due 5/1/18 .............................................................          415,355
                                                                                                                -----------
                                                                                                                  1,843,265
                                                                                                                -----------
MAINE -- 1.6%
                         Maine State Housing Authority Mortgage Purchase:
  1,340,000    AA+         Series A-2, 6.650% due 11/15/25 ...............................................        1,386,203
    525,000    AA+         Series A-4, 6.375% due 11/15/12 ...............................................          534,550
                                                                                                                -----------
                                                                                                                  1,920,753
                                                                                                                -----------
MARYLAND -- 0.9%
  1,000,000    Baa1*     Maryland State Health & Higher Educational Facilities Authority
                           Revenue, (University of Maryland Medical System),
                           6.750% due 7/1/30 .............................................................        1,077,570
                                                                                                                -----------
MASSACHUSETTS -- 7.7%
  2,500,000    AA-       Massachusetts State Health & Educational Facilities Authority Revenue,
                           (Partners Healthcare Systems), Series C, 5.750% due 7/1/32 ....................        2,506,850
  3,875,000    AAA       Massachusetts State Turnpike Authority, Metropolitan Highway
                           Systems Revenue, Series A, MBIA-Insured, 5.000% due 1/1/37 ....................        3,581,120
  3,170,000    Aaa*      Massachusetts State Water Pollution Abatement, Series A,
                           5.750% due 8/1/29 .............................................................        3,287,987
                                                                                                                -----------
                                                                                                                  9,375,957
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                     PAGE 5

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

December 31, 2001

     FACE
    AMOUNT     RATING(a)                            Security                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
MICHIGAN -- 0.4%
 $  500,000    AAA       Rochester, MI Community School District, Series II, 5.000% due 5/1/12 ...........      $   512,465
                                                                                                                -----------

MINNESOTA -- 2.5%
  2,960,000    AA+       Minnesota State Housing Finance Agency, Single-Family Mortgage,
                           Series H, 6.500% due 1/1/26 ...................................................        3,033,467
                                                                                                                -----------

NEVADA -- 5.5%
  1,350,000    AAA       Clark County, NV Passenger Facility Revenue, (McCarran International
                           Airport), Series A, MBIA-Insured, 5.750% due 7/1/23 ...........................        1,368,387
                         Nevada Housing Division, Single-Family Program, Series B-2:
  4,355,000    Aa2*        6.400% due 10/1/25 ............................................................        4,446,455
    845,000    Aa2*        6.950% due 10/1/26 ............................................................          872,378
                                                                                                                -----------
                                                                                                                  6,687,220
                                                                                                                -----------
NEW HAMPSHIRE -- 0.4%
    425,000    Aa3*      New Hampshire State HFA, Single-Family Residential, Series A,
                           6.800% due 7/1/15 .............................................................          434,707
                                                                                                                -----------
NEW JERSEY -- 9.4%
                         New Jersey EDA:
  5,150,000    AAA         PCR, (Public Service Electric and Gas Co. Project), MBIA-Insured,
                             6.400% due 5/1/32 ...........................................................        5,396,324
  4,450,000    AAA         Water Facilities Revenue, (New Jersey American Water Co., Inc. Project),
                             Series A, FGIC-Insured, 6.875% due 11/1/34 ..................................        4,891,440
  1,000,000    A3*       New Jersey Health Care Facilities Financing Authority Revenue,
                           (Hackensack University Medical Center), 6.000% due 1/1/25 .....................        1,026,560
                                                                                                                -----------
                                                                                                                 11,314,324
                                                                                                                -----------
NEW YORK -- 9.5%
  1,000,000    A         New York City, NY GO, Series A, 6.000% due 5/15/30 ..............................        1,049,760
                         New York City, NY Municipal Water Finance Authority,
                           Water & Sewer System Revenue, Series B:
  1,175,000    AA            5.750% due 6/15/29 ..........................................................        1,207,430
  1,000,000    AA            5.125% due 6/15/31 ..........................................................          966,800
  4,000,000    AA-       New York State Dorm Authority Revenue, (State University Educational
                           Facilities), 5.500% due 5/15/26 ...............................................        4,023,200
  1,250,000    Aaa*      New York State Mortgage Agency Revenue, 24th Series,
                           6.125% due 10/1/30 ............................................................        1,294,763

---------------------------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 6

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

December 31, 2001


     FACE
    AMOUNT     RATING(a)                            Security                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
NEW YORK -- 9.5% (CONTINUED)
 $2,000,000    AAA       New York State Urban Development Corp. Revenue, Correctional
                           Facilities, AMBAC-Insured, 5.375% due 1/1/25 ..................................      $ 2,003,560
    950,000    AAA       Port Authority of New York and New Jersey Construction,
                           96th Series, FGIC-Insured, 6.600% due 10/1/23 .................................          992,076
                                                                                                                -----------
                                                                                                                 11,537,589
                                                                                                                -----------
 OHIO -- 7.8%
  2,000,000    BBB+      Miami County, OH Hospital Facilities Revenue Refunding &
                           Improvement, (Upper Valley Medical Center), 6.250% due 5/15/13 ................        2,047,320
  7,200,000    A+        Ohio State Water Development Authority, Solid Waste Disposal
                           Revenue, (Cargill Inc.), 6.300% due 9/1/20 ....................................        7,423,560
                                                                                                                -----------
                                                                                                                  9,470,880
                                                                                                                -----------
SOUTH CAROLINA -- 1.4%
  1,750,000    Aaa*      South Carolina Transportation Infrastructure Revenue, Series A,
                           AMBAC-Insured, 5.000% due 10/1/29 .............................................        1,669,850
                                                                                                                -----------

TENNESSEE -- 6.7%
  2,900,000    AA-       Humphreys County, TN IDB, Solid Waste Disposal Revenue,
                           (E.I. du Pont de Nemours and Co. Project), 6.700% due 5/1/24 ..................        3,043,376
  3,500,000    AAA       Memphis-Shelby County, TN Airport Authority Revenue, Series D,
                           AMBAC-Insured, 6.000% due 3/1/24 ..............................................        3,649,975
  1,335,000    AA        Tennessee Housing Development Agency, (Homeownership Program),
                           Series 2C, 6.350% due 1/1/31 ..................................................        1,390,269
                                                                                                                -----------
                                                                                                                  8,083,620
                                                                                                                -----------
TEXAS -- 7.3%
                         Richardson, TX Hospital Authority Revenue,
                           (Richardson Medical Center):
  1,840,000    BBB+          6.750% due 12/1/23 ..........................................................        1,889,993
  1,160,000    BBB+          6.750% due 12/1/23, Pre-Refunded 12/1/03 ....................................        1,272,590
    255,000    AA        Texas State Veterans Housing Assistance, 6.800% due 12/1/23 .....................          264,728
  2,750,000    A         West Side Calhoun County, TX Navigation District Solid Waste
                           Disposal Revenue, (Union Carbide Chemicals and Plastics Project),
                           6.400% due 5/1/23 .............................................................        2,812,425
  2,800,000    AAA       Wichita Falls, TX Water & Sewer Revenue, AMBAC-Insured,
                           5.000% due 8/1/27 .............................................................        2,644,404
                                                                                                                -----------
                                                                                                                  8,884,140
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                     PAGE 7

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

December 31, 2001

     FACE
    AMOUNT     RATING(a)                            Security                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA -- 1.9%
 $2,000,000    BBB       Giles County, VA IDA Revenue, (Hoechst Celanese Project),
                           5.950% due 12/1/25 ............................................................    $   1,909,220
    345,000    AA+       Virginia State Housing Development Authority, Commonwealth
                           Mortgage, Sub-Series B-5, 6.300% due 1/1/27 ...................................          351,900
                                                                                                              -------------
                                                                                                                  2,261,120
                                                                                                              -------------
WASHINGTON -- 5.2%
  4,250,000    AAA       Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 .......................        4,402,618
    700,000    AA+       Washington State GO, Series C, 5.500% due 7/1/18 ................................          736,589
  1,200,000    AAA       Washington State Public Power Supply System Revenue Refunding,
                           (Nuclear Project No. 1), Series A, MBIA-Insured,
                           5.125% due 7/1/17 .............................................................        1,191,768
                                                                                                              -------------
                                                                                                                  6,330,975
                                                                                                              -------------
                         Total Long-Term Investments (Cost -- $115,984,186) ..............................      120,943,992
                                                                                                              -------------


Short-Term Investment -- 0.1%

 ALASKA -- 0.1%
     50,000    VMIG 1*   Valdez, AK Marine Term Revenue Refunding, (ExxonMobil Project),
                           VRDD, 1.850% due 12/1/29 (Cost -- $50,000) ....................................           50,000
                                                                                                              -------------
                         Total Investments -- 100% (Cost -- $116,034,186**) ..............................    $ 120,993,992
                                                                                                              =============

---------------
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 9 and 10 for definitions of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  - Bonds rated "AAA" have the highest rating assigned by Standard &Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA   - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   - Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Short-Term Securities Ratings (unaudited)

SP-1   - Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    - Standard &Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.

P-1    - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Statement of Assets and Liabilities
December 31, 2001

ASSETS:
     Investments, at value (Cost -- $116,034,186) ....................................     $  120,993,992
     Cash ............................................................................             41,329
     Interest receivable .............................................................          1,849,981
     Receivable for securities sold ..................................................             65,000
     Other assets ....................................................................              2,223
                                                                                            -------------
     TOTAL ASSETS ....................................................................        122,952,525
                                                                                            -------------

LIABILITIES:
     Management fee payable ..........................................................             62,633
     Accrued expenses ................................................................            111,824
                                                                                            -------------
     TOTAL LIABILITIES ...............................................................            174,457
                                                                                            -------------
TOTAL NET ASSETS .....................................................................       $122,778,068
                                                                                            =============

NET ASSETS:
     Preferred Stock (Note 5) ........................................................     $   40,000,000
                                                                                            -------------
     Common Stock ($0.001 par value, 100,000,000 shares authorized;
       5,757,094 shares outstanding) .................................................              5,757
     Additional paid-in capital ......................................................         79,673,514
     Undistributed net investment income .............................................            571,148
     Accumulated net realized loss from security transactions ........................         (2,432,157)
     Net unrealized appreciation of investments ......................................          4,959,806
                                                                                            -------------
     Net Assets Applicable to Common Stock ...........................................         82,778,068
                                                                                            -------------
TOTAL NET ASSETS .....................................................................       $122,778,068
                                                                                            =============

NET ASSET VALUE PER SHARE OF COMMON STOCK ($82,778,068 / 5,757,094 shares outstanding)             $14.38
                                                                                                   ======
---------------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                  Page 11

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
     Interest ......................................................................    $ 7,056,829
                                                                                        -----------
EXPENSES:
     Management fee (Note 2) .......................................................        743,941
     Auction agent fees ............................................................        109,535
     Audit and tax services ........................................................         70,464
     Shareholder communications ....................................................         49,637
     Directors' fees ...............................................................         36,000
     Transfer agent ................................................................         29,190
     Listing fees ..................................................................         22,544
     Legal .........................................................................         16,999
     Custody .......................................................................          5,611
     Other .........................................................................         26,060
                                                                                        -----------
     TOTAL EXPENSES ................................................................      1,109,981
                                                                                        -----------
NET INVESTMENT INCOME ..............................................................      5,946,848
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Net Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales ........................................................     40,336,613
        Cost of securities sold ....................................................     38,876,589
                                                                                        -----------
     Net Realized Gain .............................................................      1,460,024
                                                                                        -----------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year ..........................................................      6,241,236
        End of year ................................................................      4,959,806
                                                                                        -----------
     Decrease in Net Unrealized Appreciation .......................................     (1,281,430)
                                                                                        -----------
Net Gain on Investments ............................................................        178,594
                                                                                        -----------
Increase in Net Assets From Operations .............................................    $ 6,125,442
                                                                                        ===========

----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                          2001            2000
--------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income ......................................    $  5,946,848     $  6,074,696
     Net realized gain (loss) ...................................       1,460,024         (646,296)
     Increase (decrease) in net unrealized appreciation .........      (1,281,430)       7,259,915
                                                                     ------------     ------------
     INCREASE IN NET ASSETS FROM OPERATIONS .....................       6,125,442       12,688,315
                                                                     ------------     ------------
DIVIDENDS PAID FROM NET INVESTMENT INCOME TO:
     Common shareholders ........................................      (4,228,010)      (4,472,111)
     Preferred shareholders .....................................      (1,186,198)      (1,662,602)
                                                                     ------------     ------------
     DECREASE IN NET ASSETS FROM DIVIDENDS ......................      (5,414,208)      (6,134,713)
                                                                     ------------     ------------
INCREASE IN NET ASSETS ..........................................         711,234        6,553,602
NET ASSETS:
     Beginning of year ..........................................     122,066,834      115,513,232
                                                                     ------------     ------------
     END OF YEAR* ...............................................    $122,778,068     $122,066,834
                                                                     ============     ============
* Includes undistributed net investment income of: ..............        $571,148          $38,508
                                                                         ========          =======

Statement of Cash Flows
For the Year Ended December 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities..................................    $  40,361,840
     Purchases of portfolio securities............................................      (42,507,851)
     Net sales of short-term securities...........................................        1,550,000
                                                                                      -------------
                                                                                           (596,011)
     Net investment income........................................................        5,946,848
     Accretion of net discount on investments.....................................          (12,166)
     Net change in receivables/payables related to operations.....................           13,081
                                                                                      -------------
     NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..............................        5,351,752
                                                                                      -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid..................................................       (4,228,010)
     Preferred stock dividends paid...............................................       (1,171,161)
                                                                                      -------------
     NET CASH FLOWS USED BY FINANCING ACTIVITIES..................................       (5,399,171)
                                                                                      -------------
NET DECREASE IN CASH..............................................................          (47,419)
Cash, Beginning of year...........................................................           88,748
                                                                                      -------------
Cash, End of year.................................................................    $      41,329
                                                                                      =============

----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                            PAGE 13

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.


Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At December 31, 2001, the Investment Adviser owned 4,275 shares of the Fund.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Note 3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................       $40,837,330
                                                                   ===========
Sales.......................................................       $40,336,613
                                                                   ===========

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................       $ 5,165,678
Gross unrealized depreciation...............................          (205,872)
                                                                   -----------
Net unrealized appreciation.................................       $ 4,959,806
                                                                   ===========

Note 4. Capital Loss Carryforwards

At December 31, 2001, the Fund had, for Federal income tax purposes approximately $2,432,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                  2003         2004        2007          2008
                                 -----        -----       -----         -----
Carryforward Amounts..........  $293,000     $52,000     $620,000    $1,467,000


Note 5. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 2001 ranged from 1.590% to 5.250%. The weighted average dividend rate for the year ended December 31, 2001 was 2.949%. The Board of Directors designated the dividend period commencing December 26, 2001 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 24, 2001 remained in effect through January 1, 2002. The dividend rate for this Special Rate Period was 2.027%.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.


Note 6. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.


Note 7. Events Subsequent to December 31, 2001

COMMON STOCK DIVIDENDS. On October 23, 2001, the Board of Directors of the Fund declared two common share dividends from net investment income, each in the amount of $0.0612 per share, payable on January 25, and February 22, 2002 to shareholders of record on January 15, and February 12, 2002, respectively.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

      Auction        Commencement of      Rate Effective             Preferred
       Date            Rate Period            Through                  Rate
-------------------------------------------------------------------------------

     12/31/01             1/2/02                1/7/02                2.000%
       1/7/02             1/8/02               1/14/02                1.299
      1/14/02            1/15/02               1/21/02                1.200
      1/18/02            1/22/02               1/28/02                1.370
      1/28/02            1/29/02                2/4/02                1.449
       2/4/02             2/5/02               2/11/02                1.149
-------------------------------------------------------------------------------

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:


                                                  2001        2000         1999       1998        1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............    $ 14.25     $  13.12    $  14.92    $ 14.85    $ 13.99
                                                  -------     --------    --------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income......................       1.03         1.06        1.02       1.04       1.06
   Net realized and unrealized gain (loss)....       0.04         1.14       (1.77)      0.09       0.86
                                                  -------     --------    --------    -------    -------
Total Income (Loss) From Operations...........       1.07         2.20       (0.75)      1.13       1.92
                                                  -------     --------    --------    -------    -------
LESS DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
  Common shareholders.........................      (0.73)       (0.78)      (0.80)     (0.80)    (0.80)
  Preferred shareholders......................      (0.21)       (0.29)      (0.25)     (0.26)    (0.26)
                                                  -------     --------    --------    -------    -------
Total Dividends From Net Investment Income....      (0.94)       (1.07)      (1.05)     (1.06)    (1.06)
                                                  -------     --------    --------    -------    -------

NET ASSET VALUE, END OF YEAR..................    $ 14.38     $  14.25    $  13.12    $ 14.92    $ 14.85
                                                  =======     ========    ========    =======    =======
MARKET VALUE, END OF YEAR.....................    $ 12.59     $12.0625    $10.9375    $14.125    $ 13.50
                                                  =======     ========    ========    =======    =======
TOTAL RETURN, BASED ON MARKET PRICE(1)........      10.52%       17.90%     (17.52)%    10.89%     22.31%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS(2):
  Operating expenses..........................       1.33%       1.36%       1.30%       1.28%      1.34%
  Net investment income.......................       7.10%       7.84%       7.18%       6.99%      7.47%
NET ASSETS OF COMMON SHAREHOLDERS,
  END OF YEAR (000S)..........................   $ 82,778     $ 82,067    $ 75,513   $ 85,905   $ 85,486
PORTFOLIO TURNOVER RATE.......................         34%          31%         54%        32%        27%
AUCTION RATE PREFERRED STOCK:
  Total Amount Outstanding (000s).............   $ 40,000     $ 40,000    $ 40,000   $ 40,000   $ 40,000
  Asset Coverage Per Share....................    153,473      152,584     144,391    157,381    156,858
  Involuntary Liquidating Preference Per Share     50,000       50,000      50,000     50,000     50,000
  Average Market Value Per Share..............     50,000       50,000      50,000     50,000     50,000

----------------
(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.

Page 18

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF MUNICIPAL PARTNERS FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. (the "Fund") at December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2002

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Municipal Partners Fund Inc. are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                            NUMBER OF
                                                                           INVESTMENT
                                                                          COMPANIES IN
                                                                          FUND COMPLEX
                                               TERM OF      PRINCIPAL      OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                Director and      Since    President,           10      Britannica.com
The Council on                Member of         2000     The Council on               Director of 2
Foreign Relations             the Audit                  Foreign Relations            registered
58 East 68th Street           Committee,                                              investment
New York, NY 10021            Class I                                                 companies advised
Age: 64                                                                               by Advantage
                                                                                      Advisers, Inc.
                                                                                      ("Advantage")

Riordan Roett                 Director and      Since    Professor, The       10          N/A
The Johns Hopkins University  Member of         1997     Johns Hopkins
1740 Massachusetts Ave, NW    the Audit                  University
Washington, DC 20036          Committee,
Age: 63                       Class III

Jeswald Salacuse              Director and      Since    Henry J. Braker      10      Director, Municipal
Tufts University              Member of         2000     Professor of                 Advantage Fund;
The Fletcher School of Law    the Audit                  Commercial Law               Director of 2
& Diplomacy                   Committee,                 and formerly Dean,           registered
Packard Avenue                Class III                  The Fletcher                 investment
Medford, MA 02155                                        School of Law &              companies advised
Age: 64                                                  Diplomacy, Tufts             by Advantage
                                                         University

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

                                                                            NUMBER OF
                                                                           INVESTMENT
                                                                          COMPANIES IN
                                                                          FUND COMPLEX
                                               TERM OF      PRINCIPAL      OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Heath B. McLendon             Director and      Since    Managing Director    74      SBFM; TIA; The
Salomon Smith Barney Inc.     Co-Chairman,      1998     of Salomon Smith             Travelers Investment
125 Broad Street, 9th Floor   Class II                   Barney Inc. ("SSB");         Management
New York, NY  10004                                      President and                Company; Trustee-
Age: 68                                                  Director of                  Drew University;
                                                         Smith Barney Fund            Advisory Director -
                                                         Management LLC               M&T Bank
                                                         ("SBFM") and
                                                         Travelers Investment
                                                         Adviser, Inc ("TIA")

Stephen Treadway              Director and      Since    Chairman and          6            N/A
PIMCO Funds                   Co-Chairman,      2000     President of
Distributors Inc              Class I                    PIMCO Funds
2187 Atlantic Street,                                    Distributors LLC
Suite 100                                                since May 1996.
Stamford, CT  06902                                      Formerly employed
Age: 53                                                  by Salomon Smith
                                                         Barney Inc.

OFFICERS

Lewis E. Daidone              Executive Vice    Since    Managing Director    N/A           N/A
Salomon Smith Barney Inc.     President and     1998     of SSB; Chief
125 Broad Street, 11th Floor  Treasurer                  Financial Officer of
New York, NY 10004                                       the Smith Barney
Age: 44                                                  Mutual Funds;
                                                         Director and Senior
                                                         Vice President of
                                                         SBFM and TIA

Newton Schott                 Executive Vice    Since    Executive Vice       N/A           N/A
PIMCO Funds                   President         1997     President, Chief
Distributors Inc                                         Administrative Officer,
2187 Atlantic Street,                                    Secretary and
Suite 100                                                General Counsel to
Stamford, CT  06902                                      PIMCO Funds
Age: 58                                                  Distributors LLC.
                                                         Senior Vice President
                                                         of PIMCO Advisors
                                                         since January 1997.

                                                                                                  PAGE 21

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

                                                                            NUMBER OF
                                                                           INVESTMENT
                                                                          COMPANIES IN
                                                                          FUND COMPLEX
                                               TERM OF      PRINCIPAL      OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Christina T. Sydor            Secretary         Since    Managing Director    N/A           N/A
Salomon Smith Barney Inc.                       1998     of SSB; General
300 First Stamford Place                                 Counsel and
Stamford, CT 06902                                       Secretary of
Age: 51                                                  SBFM and TIA

Robert Amodeo                 Executive Vice    Since    Managing Director    N/A           N/A
388 Greenwich Street          President         1999     of SBAM and
New York, NY  10013                                      SSB since
Age: 36                                                  December 2001.
                                                         Director of SBAM
                                                         and SSB since
                                                         December 1998.
                                                         Vice President of
                                                         SBAM and SSB
                                                         from January 1996
                                                         to December 1998

Anthony Pace                  Controller        Since    Director of SSB      N/A           N/A
Salomon Smith Barney Inc.                       1999
125 Broad Street, 11th Floor
New York, NY 10004
Age: 36

---------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2003, year 2002 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2001:

    * 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .


Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New YorkStock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed toState Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                       -----------------------------------

This report is transmitted to the shareholders of Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

           M U N I C I P A L    P A R T N E R S    F U N D    I N C .

Directors                                                    Municipal Partners Fund Inc.

LESLIE H. GELB                                                     125 Broad Street
      President, The Council                                       10th Floor, MF-2
      on Foreign Relations                                         New York, New York 10004
                                                                   Telephone 1-888-777-0102
HEATH B. MCLENDON
      Co-Chairman of the Board;                              INVESTMENT ADVISER
      Managing Director,                                           Salomon Brothers Asset Management Inc
      Salomon Smith Barney Inc.                                    388 Greenwich Street
      President and Director,                                      New York, New York 10013
      Smith Barney Fund Management LLC and
      Travelers Investment Advisers, Inc.                    INVESTMENT MANAGER
                                                                   PIMCO Advisors L.P.
RIORDAN ROETT                                                      800 Newport Center Drive
      Professor and Director, Latin American                       Suite 100
      Studies Program, Paul H. Nitze                               Newport Beach, California 92660
      School of Advanced International Studies,
      Johns Hopkins University                               AUCTION AGENT
                                                                   Bankers Trust Company
JESWALD W. SALACUSE                                                4 Albany Street
      Henry J. Braker Professor of                                 New York, New York 10006
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy                 CUSTODIAN
      Tufts University                                             PFPC Trust Company
                                                                   8800 Tinicum Blvd.
STEPHEN TREADWAY                                                   Third Floor Suite 200
      Co-Chairman of the Board;                                    Philadelphia, Pennsylvania 19153
      Executive Vice President,
      PIMCO Advisors L.P.                                    DIVIDEND DISBURSING AND TRANSFER AGENT
      Chairman and President,                                      State Street Bank and Trust Company
      PIMCO Funds Distributors LLC                                 225 Franklin Street
                                                                   Boston, Massachusetts 02110
CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,                         LEGAL COUNSEL
      ASARCO Incorporated                                          Simpson Thacher & Bartlett
                                                                   425 Lexington Avenue
Officers                                                           New York, New York 10017

HEATH B. MCLENDON                                            INDEPENDENT ACCOUNTANTS
      Co-Chairman of the Board                                     PricewaterhouseCoopers LLP
                                                                   1177 Avenue of the Americas
STEPHEN TREADWAY                                                   New York, New York 10036
      Co-Chairman of the Board
                                                             NEW YORK STOCK EXCHANGE SYMBOL
LEWIS E. DAIDONE                                                   MNP
      Executive Vice President and Treasurer

ROBERT E. AMODEO
      Executive Vice President

NEWTON B. SCHOTT
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                  MNPANN 12/01


                                    PRESORTED
                                    STANDARD
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750




                 Municipal Partners
                 Fund Inc.


                 Annual Report
                 DECEMBER 31, 2001


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                        Salomon Brothers Asset Management
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